UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 18, 2006

Spectre Gaming, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	0-25764	41-1675041
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14200 23rd Avenue North, Minneapolis, Minnesota  55447
(Address of principal executive offices) (Zip Code)

(763) 553-7601
(Registrant's telephone number, including area code)

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 18, 2006, D. Bradly Olah resigned as the registrant’s President. Mr. Olah continues to serve as the registrant’s Chief Executive Officer and as a director of the registrant.

Effective as of the close of business on December 18, 2006, the registrant’s board of directors appointed David Norris as its President and Chief Operating Officer. From June 2006 until his appointment as the Company’s President and Chief Operating Officer, Mr. Norris served as the President and a Director of Cybrix Corporation, a provider of specialized IT and network security services. From November 2004 until May 2006, Mr. Norris was a General Manager for Secured Services, Inc., a corporation engaged in the business of identity management and secure network access software and related services. Prior to that, Mr. Norris was the President and a Director of Cybrix Corporation beginning in 2002. Mr. Norris also has earlier experience, including service for several years as the President and Chief Executive Officer and a Director of NEII, a Minnesota-based developer of enterprise-wide client/server administration software, experience as the founder, President and Chief Executive Officer and a Director of Norris Solutions, Inc., an Oracle applications dealer, ten years of service as the President and a Director of DDI Business Systems, Inc., a provider of enterprise resource planning software and services, and nearly four years as a software developer at Honeywell, Inc.

For his services as President and Chief Operating Officer, the registrant will compensate Mr. Norris with an annual salary in the amount of $175,000 and has granted Mr. Norris a five-year non-qualified option to purchase up to 500,000 shares of the registrant’s common stock at a per-share price of $0.85, subject to the terms and conditions of an option agreement and the registrant’s 2006 Stock Incentive Plan. The option will vest over three years in ratable installments of 166,666, 166,667 and 166,667 shares on December 19, 2007, 2008 and 2009, respectively. The registrant will also commit to developing a bonus plan that is mutually acceptable to the registrant and Mr. Norris, and pursuant to which Mr. Norris may receive annual bonus payments equal up to 100% of his annual base salary.

Item 8.01	Other Events.

On December 19, 2006, the registrant issued a press release. A copy of the press release is being furnished to the Securities and Exchange Commission and is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated December 19, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spectre Gaming, Inc.

Date: December 20, 2006	By:	/s/ Kevin M. Greer
Kevin M. Greer, Chief Financial Officer

EXHIBIT INDEX

Ex. No.	Description

99.1	Press Release dated December 19, 2006.